SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                               CEL-SCI CORPORATION
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

                               CEL-SCI CORPORATION
                                8229 Boone Blvd.
                                    Suite 802
                             Vienna, Virginia 22l82
                                 (703) 506-9460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD July 22, 2014

To the Shareholders:

      Notice is hereby given that the annual meeting of the shareholders of CEL-SCI Corporation ("CEL-SCI") will be held at 4820-C Seton Drive, Baltimore, MD 21215, on July 22, 2014 at 10:30 a.m. local time, for the following purposes:

     (1) to elect the directors who shall constitute CEL-SCI's Board of Directors for the ensuing year;

     (2) to approve the adoption of CEL-SCI's 2014 Incentive Stock Bonus Plan which will allow awards of CEL-SCI's common stock to employees for meeting major CEL-SCI milestones spelled out in advance (performance based).

     (3) to approve on an advisory basis, compensation of CEL-SCI's executive officers;

     (4) to approve on an advisory basis, the frequency of advisory votes on the compensation of CEL-SCI's executive officers and

     (5) to ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2014;

    to transact such other business as may properly come before the meeting.

      May 28, 2014 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of May 28, 2014 there were 65,970,785 outstanding shares of CEL-SCI's common stock.

                                       CEL-SCI CORPORATION


June 9, 2014                           Geert R. Kersten, Chief Executive Officer


The Board of Directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please vote promptly.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 22, 2014. This Proxy Statement and our Form 10-K are available at:
www.irdirect.net/cvm/sec_filings/


--------------------------------------------------------------------------------
            If you need additional copies of this Proxy Statement or
                  the enclosed proxy card, or if you have other
            questions about the proposals or how to vote your shares,
                      you may contact our proxy solicitor:

                                 ADVANTAGE PROXY
                  (877) 870-8565 (toll free) or (206) 870-8565
--------------------------------------------------------------------------------








 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD, AND SIGN,
    DATE AND RETURN THE PROXY CARD, OR VOTE VIA THE INTERNET OR BY TELEPHONE

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY

                               CEL-SCI CORPORATION
                                8229 Boone Blvd.
                                    Suite 802
                             Vienna, Virginia 22l82
                                 (703) 506-9460

                                 PROXY STATEMENT


    The accompanying proxy is solicited by CEL-SCI's directors for voting at the annual meeting of shareholders to be held on July 22, 2014, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the annual meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to CEL-SCI at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the CEL-SCI's website on or about June 9, 2014.

    There is one class of capital stock outstanding. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the affirmative vote of a majority of the shares of common stock voting in person or represented by proxy is required to elect directors. Cumulative voting in the election of directors is not permitted. The other proposals to come before the meeting will be adopted if votes cast in favor of the proposal exceed the votes cast against the proposal.

    Shares of CEL-SCI's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

    The following table lists, as of May 28, 2014, the shareholdings of (i) each person owning beneficially 5% or more of CEL-SCI's common stock (ii) each officer who received compensation in excess of $100,000 during CEL-SCI's most recent fiscal year and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.

Name and Address                   Number of Shares (1)    Percent of Class (3)
----------------                   ----------------        ----------------

Maximilian de Clara                     753,202                    1.1
Bergstrasse 79
6078 Lungern,
Obwalden, Switzerland

Geert R. Kersten (2)                    1,789,597                  2.7
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Patricia B. Prichep                     409,545                    0.6
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Eyal Talor, Ph.D.                       283,104                    0.4
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Daniel H. Zimmerman, Ph.D.              218,786                    0.3
8229 Boone Blvd., Suite 802
Vienna, VA  22182

John Cipriano                            88,100                    0.1
8229 Boone Blvd., Suite 802
Vienna, VA  22182

Alexander G. Esterhazy                  154,549                    0.2
20 Chemin du Pre-Poiset
CH- 1253 Vandoeuvres
Geneve, Switzerland

C. Richard Kinsolving, Ph.D.            179,625                    0.3
P.O. Box 20193
Bradenton, FL 34204-0193

Peter R. Young, Ph.D.                   171,276                    0.3
208 Hewitt Drive, Suite 103-143
Waco, TX 76712

All Officers and Directors            4,047,784                    5.9
as a Group (9 persons)

(1) Includes shares issuable prior to August 31, 2014 upon the exercise of options or warrants granted to the following persons:

                                          Options or Warrants Exercisable
      Name                                    Prior to August 31, 2014
      -------                             --------------------------------

      Maximilian de Clara                            728,079
      Geert R. Kersten                              1,055,371 (4)
      Patricia B. Prichep                            303,620
      Eyal Talor, Ph.D.                              223,662
      Daniel Zimmerman                               165,900
      John Cipriano                                   88,100
      Alexander G. Esterhazy                         131,233
      C. Richard Kinsolving, Ph.D.                   149,400
      Peter R. Young, Ph.D.                          141,500 (4)

(2) Amount includes shares held in trust for the benefit of Mr. Kersten's children. Geert R. Kersten is the stepson of Maximilian de Clara.

(3) Amount includes shares referred to in (1) above but excludes shares which may be issued upon the exercise or conversion of other options, warrants and other convertible securities previously issued by CEL-SCI.

(4)  Amount includes Series S warrants purchased in the open market.

ELECTION OF DIRECTORS

      Unless the proxy contains contrary instructions, it is intended that the proxies will be voted for the election of the current directors listed below to serve as members of the Board of Directors until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

      The nominating committee has nominated CEL-SCI's current directors for re-election. All current directors have consented to stand for re-election. In case any nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, the proxies may be voted for such other person or persons as shall be determined by the persons acting under the proxies in their discretion.

    Information concerning CEL-SCI's officers and directors follows:

Name                    Age    Position
-----                   ---    --------

Maximilian de Clara      84    Director and President
Geert R. Kersten, Esq.   55    Director, Chief Executive Officer and Treasurer
Patricia B. Prichep      63    Senior Vice President of Operations and Corporate
                                 Secretary

Name                     Age    Position
----                     ---    --------

Dr. Eyal Talor            58    Chief Scientific Officer
Dr. Daniel H. Zimmerman   73    Senior Vice President of Research, Cellular
                                 Immunology
John Cipriano             72    Senior Vice President of Regulatory Affairs
Alexander G. Esterhazy    72    Director
Dr. C. Richard Kinsolving 78    Director
Dr. Peter R. Young        69    Director

      The directors of CEL-SCI serve in such capacity until the next annual meeting of CEL-SCI's shareholders and until their successors have been duly elected and qualified. The officers of CEL-SCI serve at the discretion of CEL-SCI's directors.

      Mr. Maximilian de Clara, by virtue of his position as an officer and director of CEL-SCI, may be deemed to be the "parent" and "founder" of CEL-SCI as those terms are defined under applicable rules and regulations of the SEC.

      All of CEL-SCI's directors have served as directors for a significant period of time. Consequently, their long-standing experience with CEL-SCI benefits both CEL-SCI and its shareholders.

      The principal occupations of CEL-SCI's officers and directors, during the past several years, are as follows:

     Maximilian de Clara has been a Director of CEL-SCI since its inception in March l983, and has been President of CEL-SCI since July l983. Prior to his affiliation with CEL-SCI, and since at least l978, Mr. de Clara was involved in the management of his personal investments and personally funding research in the fields of biotechnology and biomedicine. Mr. de Clara attended the medical school of the University of Munich from l949 to l955, but left before he received a medical degree. During the summers of l954 and l955, he worked as a research assistant at the University of Istanbul in the field of cancer research. For his efforts and dedication to research and development in the fight against cancer and AIDS, Mr. de Clara was awarded the "Pour le Merit" honorary medal of the Austrian Military Order "Merito Navale" as well as the honor cross of the Austrian Albert Schweitzer Society. Based on Mr. de Clara's background and more than 30 years of experience serving as the President of CEL-SCI, CEL-SCI believes that he has the expertise necessary to continue to serve on CEL-SCI's board of directors.

     Geert Kersten has served in his current leadership role at CEL-SCI since 1995. Mr. Kersten has been with CEL-SCI from the early days of its inception since 1987. He has been involved in the pioneering field of cancer immunotherapy for over two decades and has successfully steered CEL-SCI through many challenging cycles in the biotechnology industry. Mr. Kersten also provides CEL-SCI with significant expertise in the fields of finance and law and has a unique vision of how CEL-SCI's Multikine product could potentially change the way cancer is treated. Prior to CEL-SCI, Mr. Kersten worked at the law firm of

Finley & Kumble and worked at Source Capital, an investment banking firm located in McLean, VA. He is a native of Germany, graduated from Millfield School in England, and completed his studies in the US. Mr. Kersten received his Undergraduate Degree in Accounting and an M.B.A. from George Washington University, and a law degree (J.D.) from American University in Washington, DC. Mr. Kersten's experience overseeing the financing and research and development of CEL-SCI for over 25 years qualifies him to continue to serve on CEL-SCI's board of directors.

     Patricia B. Prichep joined CEL-SCI in 1992 and has been CEL-SCI's Senior Vice President of Operations since March 1994. Between December 1992 and March 1994, Ms. Prichep was CEL-SCI's Director of Operations. Ms. Prichep became CEL-SCI's Corporate Secretary in May 2000. She is responsible for all day-to-day operations of CEL-SCI, including human resources and is the liaison with CEL-SCI's independent registered public accounting firm for financial reporting. From June 1990 to December 1992, Ms. Prichep was the Manager of Quality and Productivity for the NASD's Management, Systems and Support Department. She was responsible for the internal auditing and work flow analysis of operations. Between 1982 and 1990, Ms. Prichep was Vice President and Operations Manager for Source Capital, Ltd. She handled all operations and compliance for Source Capital and was licensed as a securities broker. Ms. Prichep received her B.A. from the University of Bridgeport in Connecticut.

     Eyal Talor, Ph.D. joined CEL-SCI in October 1993. In October 2009, Dr. Talor was promoted to Chief Scientific Officer. Between this promotion and March of 1994 he was the Senior Vice President of Research and Manufacturing. He is a clinical immunologist with over 19 years of hands-on management of clinical research and drug development for immunotherapy application (pre-clinical to Phase III), in the biopharmaceutical industry. His expertise includes; biopharmaceutical R&D and Biologics product development, GMP (Good Manufacturing Practices) manufacture, Quality Control testing, and the design and building of GMP manufacturing and testing facilities. He served as Director of Clinical Laboratories (certified by the State of Maryland) and has experience in the design of clinical trials (Phase I - III) and GCP (Good Clinical Practices) requirements. He also has broad experience in the different aspects of biological assay development, analytical methods validation, raw material specifications, and QC (Quality Control) tests development under FDA/GMP, USP, and ICH guidelines. He has extensive experience in the preparation of documentation for IND and other regulatory submissions. His scientific area of expertise encompasses immune response assessment. He is the author of over 25 publications and has published a number of reviews on immune regulations in relation to clinical immunology. Before coming to CEL-SCI, he was Director of R&D and Clinical Development at CBL, Inc., Principal Scientist - Project Director, and Clinical Laboratory Director at SRA Technologies, Inc. Prior to that he was a full time faculty member at The Johns Hopkins University, Medical Intuitions; School of Public Health. He has invented technologies which are covered by two US patents; one on Multikine's composition of matter and method of use in cancer, and one on a platform Peptide technology (`Adapt') for the treatment of autoimmune diseases, asthma, allergy, and transplantation rejection. He also is responsible for numerous product and process inventions as well as a number of pending US and PCT patent applications. He received his

Ph.D. in Microbiology and Immunology from the University of Ottawa, Ottawa, Ontario, Canada, and had post-doctoral training in clinical and cellular immunology at The John Hopkins University, Baltimore, Maryland, USA. He holds an Adjunct Associate teaching position at the Johns Hopkins University Medical Institutions.

     Daniel H. Zimmerman, Ph.D. was CEL-SCI's Senior Vice President of Cellular Immunology between 1996 and December 2008 and again since November 2009. He joined CEL-SCI in January 1996 as the Vice President of Research, Cellular Immunology. Dr. Zimmerman founded CELL-MED, Inc. and was its president from 1987-1995. From 1973-1987, Dr. Zimmerman served in various positions at Electronucleonics, Inc. His positions included: Scientist, Senior Scientist, Technical Director and Program Manager. Dr Zimmerman held various teaching positions at Montgomery College between 1987 and 1995. Dr. Zimmerman has invented technologies which are covered by over a dozen US patents as well as many foreign equivalent patents. He is the author of over 40 scientific publications in the area of immunology and infectious diseases. He has been awarded numerous grants from NIH and DOD. From 1969-1973, Dr. Zimmerman was a Senior Staff Fellow at NIH. For the following 25 years, he continued on at NIH as a guest worker. Dr. Zimmerman received a Ph.D. in Biochemistry in 1969, and a Masters in Zoology in 1966 from the University of Florida as well as a B.S. in Biology from Emory and Henry College in 1963.

     John Cipriano was CEL-SCI's Senior Vice President of Regulatory Affairs between March 2004 and December 2008 and again since October 2009. Mr. Cipriano brings to CEL-SCI over 30 years of experience with both biotech and pharmaceutical companies. In addition, he held positions at the United States Food and Drug Administration (FDA) as Deputy Director, Division of Biologics Investigational New Drugs, Office of Biologics Research and Review and was the Deputy Director, IND Branch, Division of Biologics Evaluation, Office of Biologics. Mr. Cipriano completed his B.S. in Pharmacy from the Massachusetts College of Pharmacy in Boston, Massachusetts and his M.S. in Pharmaceutical Chemistry from Purdue University in West Lafayette, Indiana.

     Alexander G. Esterhazy has been a Director of CEL-SCI since December 1999 and has been an independent financial advisor since November 1997. Between July 1991 and October 1997, Mr. Esterhazy was a senior partner of Corpofina S.A. Geneva, a firm engaged in mergers, acquisitions and portfolio management. Between January 1988 and July 1991, Mr. Esterhazy was a managing director of DG Bank in Switzerland. During this period Mr. Esterhazy was in charge of the Geneva, Switzerland branch of the DG Bank, founded and served as Vice President of DG Finance (Paris) and was the President and Chief Executive Officer of DG-Bourse, a securities brokerage firm. Mr. Esterhazy brings extensive financial expertise that is valuable to CEL-SCI. His knowledge and experience with respect to finance matters gives him the necessary qualifications to continue to serve on CEL-SCI's board of directors, audit committee, nominating committee and compensation committee.

     C. Richard Kinsolving, Ph.D. has been a Director of CEL-SCI since April 2001. Since February 1999, Dr. Kinsolving has been the Chief Executive Officer of BioPharmacon, a pharmaceutical development company. Between December 1992 and February 1999, Dr. Kinsolving was the President of Immuno-Rx, Inc., a company engaged in immuno-pharmaceutical development. Between December 1991 and September 1995, Dr. Kinsolving was President of Bestechnology, Inc. a nonmedical research and development company producing bacterial preparations for industrial use. Dr. Kinsolving received his Ph.D. in Pharmacology from Emory University
(1970), his Masters degree in  Physiology/Chemistry  from Vanderbilt  University
(1962),  and his Bachelor's degree in Chemistry from Tennessee Tech.  University
(1957). Dr. Kinsolving has extensive research and drug development experience, oncology expertise, and broad scientific knowledge as well business experience. His knowledge and experience with respect to the biotechnology, pharmaceutical and healthcare industries qualifies him to continue to serve on CEL-SCI's board of directors, audit committee, nominating committee and compensation committee.

     Peter R. Young, Ph.D. has been a Director of CEL-SCI since August 2002. Dr. Young has been a senior executive within the pharmaceutical industry in the United States and Canada for most of his career. Over the last 20 years he has primarily held positions of Chief Executive Officer or Chief Financial Officer and has extensive experience with acquisitions and equity financings. Since November 2001, Dr. Young has been the President of Agnus Dei, LLC, which acts as a partner in an organization managing immune system clinics which treat patients with diseases such as cancer, multiple sclerosis and hepatitis. Since January 2003, Dr. Young has been the President and Chief Executive Officer of SRL Technology, Inc., a company involved in the development of pharmaceutical (drug) delivery systems. Between 1998 and 2001, Dr. Young was the Chief Financial Officer of Adams Laboratories, Inc. Dr. Young received his Ph.D. in Organic Chemistry from the University of Bristol, England (1969), and his Bachelor's degree in Honors Chemistry, Mathematics and Economics also from the University of Bristol, England (1966). CEL-SCI believes Dr. Young's extensive knowledge of the life sciences industry, coupled with his business acumen and financial expertise, gives him the qualifications and skills to serve as a director, the chair of the audit committee, the chair of the nominating committee and a member of CEL-SCI's compensation committee.

     All of CEL-SCI's officers devote substantially all of their time to CEL-SCI's business.

     CEL-SCI's Board of Directors does not have a "leadership structure", as such, since each director is entitled to introduce resolutions to be considered by the Board and each director is entitled to one vote on any resolution considered by the Board. CEL-SCI's Chief Executive Officer is not the Chairman of CEL-SCI's Board of Directors.

     CEL-SCI's Board of Directors has the ultimate responsibility to evaluate and respond to risks facing CEL-SCI. CEL-SCI's Board of Directors fulfills its obligations in this regard by meeting on a regular basis and communicating, when necessary, with CEL-SCI's officers.

     Alexander G. Esterhazy, C. Richard Kinsolving, Ph.D. and Peter R. Young, Ph.D. are independent directors as that term is defined in section 803 of the listing standards of the NYSE MKT.

     CEL-SCI's Board of Directors met four times during the fiscal year ended September 30, 2013. All of the Directors attended these meetings, either in person or by telephone conference call, with the exception of Mr. de Clara who was in attendance for three of these meetings. In addition, the Board of Directors had a number of informal telephonic meetings during the course of the year.

     CEL-SCI has adopted a Code of Ethics which is applicable to CEL-SCI'S principal executive, financial, and accounting officers and persons performing similar functions. The Code of Ethics is available on CEL-SCI's website, located at www.cel-sci.com.

     If a violation of this code of ethics act is discovered or suspected, the Senior Officer must (anonymously, if desired) send a detailed note, with relevant documents, to CEL-SCI's Audit Committee, c/o Dr. Peter Young, 208 Hewitt Drive, Suite 103-143, Waco, TX 76712.

     For purposes of electing directors at its annual meeting, CEL-SCI has a nominating committee consisting of Mr. Esterhazy, Dr. Kinsolving and Dr. Young.

     CEL-SCI does not have any policy regarding the consideration of director candidates recommended by shareholders since a shareholder has never recommended a nominee to the Board of Directors and under Colorado law, any shareholder can nominate a person for election as a director at the annual shareholders' meeting. However, CEL-SCI's nominating committee will consider candidates recommended by shareholders. To submit a candidate for the Board of Directors the shareholder should send the name, address and telephone number of the candidate, together with any relevant background or biographical information, to Dr. Peter Young at the address shown on the cover page of this proxy statement. CEL-SCI's nominating committee has not established any specific qualifications or skills a nominee must meet to serve as a director. Although CEL-SCI does not have any process for identifying and evaluating director nominees, CEL-SCI does not believe there would be any differences in the manner in which CEL-SCI evaluates nominees submitted by shareholders as opposed to nominees submitted by any other person.

     CEL-SCI does not have a policy with regard to Board member's attendance at annual meetings. All Board members, with the exception of Maximilian de Clara and Alexander Esterhazy, attended the last annual shareholder's meeting held on June 25, 2013.

     Holders of CEL-SCI's common stock can send written communications to CEL-SCI's entire Board of Directors, or to one or more Board members, by addressing the communication to "the Board of Directors" or to one or more directors, specifying the director or directors by name, and sending the communication to CEL-SCI's offices in Vienna, Virginia. Communications addressed to the Board of Directors as whole will be delivered to each Board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.

     Security holder communications sent to specified Board members or not sent to the Board of Directors as a whole are not relayed to Board members.

Executive Compensation

Compensation Discussion and Analysis

     This Compensation Discussion and Analysis (CD&A) outlines CEL-SCI's compensation philosophy, objectives and process for its executive officers. This CD&A includes information on how compensation decisions are made, the overall objectives of CEL-SCI's compensation program, a description of the various components of compensation that are provided, and additional information pertinent to understanding CEL-SCI's executive officer compensation program.

     The Compensation Committee determines the compensation of CEL-SCI's Chief Executive Officer and President and delegates to the Chief Executive Officer the responsibility to determine the base salaries of all other officers, other than himself, under the constraints of an overall limitation on the total amount of compensation to be paid to them.

Compensation Philosophy

     CEL-SCI's compensation philosophy extends to all employees, including executive officers, and is designed to align employee and shareholder interests. The philosophy's objective is to pay fairly based upon the employee's position, experience and individual performance. Employees may be rewarded through additional compensation when CEL-SCI meets or exceeds targeted business objectives. Generally, under CEL-SCI's compensation philosophy, as an employee's level of responsibility increases, a greater portion of his or her total potential compensation becomes contingent upon annual performance.

     A  substantial   portion  of  an  executive's   compensation   incorporates
performance criteria that support and reward achievement of CEL-SCI's long term business goals.

     The  fundamental  principles  of  CEL-SCI's  compensation   philosophy  are
described below:

     o Market-driven. Compensation programs are structured to be competitive both in their design and in the total compensation that they offer.

     o    Performance-based.   Certain  officers  have  some  portion  of  their
          incentive compensation linked to CEL-SCI's performance. The application of performance measures as well as the form of the reward may vary depending on the employee's position and responsibilities.

     Based on a review of its compensation programs, CEL-SCI does not believe that such programs encourage any of its employees to take risks that would be likely to have a material adverse effect on CEL-SCI. CEL-SCI reached this conclusion based on the following:

     o The salaries paid to employees are consistent with the employees' duties and responsibilities.

     o Employees who have high impact relative to the expectations of their job duties and functions are rewarded.

     o CEL-SCI retains employees who have skills critical to its long term success.

Review of Executive Officer Compensation

      CEL-SCI's current policy is that the various elements of the compensation package are not interrelated in that gains or losses from past equity incentives are not factored into the determination of other compensation. For instance, if options that are granted in a previous year have an exercise price which is below the market price of CEL-SCI's common stock, the Committee does not take that circumstance into consideration in determining the amount of the options or restricted stock to be granted the next year. Similarly, if the options or restricted shares granted in a previous year become extremely valuable, the Committee does not take that into consideration in determining the options or restricted stock to be awarded for the next year.

      CEL-SCI does not have a policy with regard to the adjustment or recovery of awards or payments if relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

Components of Compensation--Executive Officers

      CEL-SCI's executive officers are compensated through the following three components:

     o    Base Salary

     o    Long-Term Incentives (stock options and/or grants of stock)

     o    Benefits

     These components provide a balanced mix of base compensation and compensation that is contingent upon each executive officer's individual performance. A goal of the compensation program is to provide executive officers with a reasonable level of security through base salary and benefits. CEL-SCI wants to ensure that the compensation programs are appropriately designed to encourage executive officer retention and motivation to create shareholder value. The Compensation Committee believes that CEL-SCI's stockholders are best served when CEL-SCI can attract and retain talented executives by providing compensation packages that are competitive but fair.

     In past years, base salaries, benefits and incentive compensation opportunities were generally targeted near the median of general survey market data derived from indices covering similar biotech/pharmaceutical companies. The companies included Achillion Pharmaceuticals, Inc., Acura Pharmaceutical, Inc., Alimera Sciences, Inc., Cadence Pharmaceuticals, Inc., Cortex Pharmaceuticals, Inc., EpiCept Corp., IGI Laboratories Inc., StemCells, Inc., Psychemedics

Corporation, Biota Biopharmaceuticals, Inc., NuPathe Inc., POZEN, Inc., Synta Pharmaceuticals, Ziopharm Oncology, Sunesis Pharmaceuticals, CytRx Corporation, Novavax Inc., BioCryst Pharmaceuticals, Zalicus, Galena Biopharma Inc., XOMA Ltd., Discovery Laboratories Inc., and Targacept Inc. CEL-SCI has not used third party consultants to provide it with recommendations or reports.

Base Salaries

      Base salaries generally have been targeted to be competitive when compared to the salary levels of persons holding similar positions in other pharmaceutical companies and other publicly traded companies of comparable size. Each executive officer's respective responsibilities, experience, expertise and individual performance are considered.

      A further consideration in establishing compensation for the senior employees is their long term history with CEL-SCI. Taken into consideration are factors that have helped CEL-SCI survive in times when it was financially extremely weak, such as: willingness to accept salary cuts, willingness not to be paid at all for extended time periods, and in general an attitude that helped CEL-SCI survive during financially difficult times. For example, Geert Kersten, Maximilian de Clara and Patricia Prichep were without any salary between September 2008 and June 2009. Other senior members took substantial salary cuts, all geared towards helping CEL-SCI survive. In all of these cases the officers continued to work without any guarantee of payment.

Long-Term Incentives

      Stock grants and option grants help to align the interests of CEL-SCI's employees with those of its shareholders. Options and stock grants are made under CEL-SCI's Stock Option, Stock Bonus and Stock Compensation Plans. Options are granted with exercise prices equal to the closing price of CEL-SCI's common stock on the day immediately preceding the date of grant, with pro rata vesting at the end of each of the following three years.

      CEL-SCI believes that grants of equity-based compensation:

     o Enhance the link between the creation of shareholder value and long-term executive incentive compensation;

     o    Provide focus, motivation and retention incentive; and

     o    Provide competitive levels of total compensation.

     CEL-SCI's management believes that the pricing for biotechnology stocks is highly illogical and inefficient until the time of product sales. This is evidenced by the huge stock swings even in a short time. Worse yet, many of these stock swings can occur as a group; biotech is in favor or biotech is not in favor. As such any long term compensation tied to the share price only is likely to be deficient in creating a proper incentive to achieving key milestones. With that in mind, CEL-SCI's Compensation Committee has proposed the 2014 Incentive Stock Bonus Plan to align incentive payments of middle and senior management to clearly defined milestones. Those milestones would all represent substantial progress for the Company and should therefore benefit the shareholders substantially.

Benefits

      In addition to cash and equity compensation programs, executive officers participate in the health and welfare benefit programs available to other employees. In a few limited circumstances, CEL-SCI provides other benefits to certain executive officers, such as car allowances.

      All executive officers are eligible to participate in CEL-SCI's 401(k) plan on the same basis as its other employees. CEL-SCI matches 100% of each employee's contribution up to the first 6% of his or her salary.

      The following table sets forth in summary form the compensation received by (i) the Chief Executive and Financial Officer of CEL-SCI and (ii) by each other executive officer of CEL-SCI who received in excess of $100,000 during the three fiscal years ended September 30, 2013.

                                                                           All
                                                                          Other
                                                    Restric-              Annual
                                                    ted Stock   Option    Compen-
Name and                Fiscal    Salary    Bonus    Awards     Awards    sation
 Principal Position      Year      (1)       (2)       (3)        (4)       (5)        Total
-------------------     ------   -------    ------  ---------   -------   -------      -----
                                    $         $

Maximilian de Clara      2013   $ 332,750       --        --     306,863    40,000     679,613
President                2012     363,000       --        --     200,863   102,591     666,454
                         2011     363,000       --        --     176,709   105,226     644,935

Geert R. Kersten         2013     439,093       --    15,225   1,516,692    53,514   2,024,524
Chief Executive          2012     477,924       --    14,925     332,027    56,935     881,811
and Financial Officer    2011     464,005       --    14,700     207,314    57,656     743,675
and Treasurer

Patricia B. Prichep      2013     202,253       --    13,941     485,634     5,531     707,359
Senior Vice President    2012     210,133       --    12,968     156,715     6,031     385,847
of Operations and        2011     204,013       --    12,541      99,141     6,031     321,726
Corporate Secretary

Eyal Talor, Ph.D.        2013     272,388       --     9,600     460,255     6,031     748,274
Chief Scientific         2012     259,417       --     9,600     140,564     6,031     415,612
Officer                  2011     251,861       --     9,600     100,362     6,031     367,854

Daniel Zimmerman,        2013     205,030       --    12,989      87,911     6,031     311,961
 Ph.D. Senior Vice       2012     199,058       --    12,303     115,354     6,031     332,746
President of             2011     193,260       --    11,896      98,948     6,031     310,135
Research, Cellular
Immunology


                                       12

John Cipriano            2013     189,763       --        --      47,968        31     237,762
Senior Vice President    2012     184,236       --        --      76,515        31     260,782
of Regulatory Affairs    2011     178,870       --        --      91,815        31     270,716


(1)  The dollar value of base salary (cash and non-cash) earned.

(2)  The dollar value of bonus (cash and non-cash) earned.

(3) During the periods covered by the table, the value of the shares of restricted stock issued as compensation for services to the persons listed in the table. In the case of all persons listed in the table, the shares were issued as CEL-SCI's contribution on behalf of the named officer who participates in CEL-SCI's 401(k) retirement plan and restricted shares issued at the market price from the Stock Compensation Plan. The value of all stock awarded during the periods covered by the table are calculated according to ASC 718-10-30-3 which represented the grant date fair value.

(4) The fair value of all stock options granted during the periods covered by the table are calculated on the grant date in accordance with ASC 718-10-30-3 which represented the grant date fair value

(5) All other compensation received that CEL-SCI could not properly report in any other column of the table including annual contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by, or on behalf of, CEL-SCI with respect to term life insurance for the benefit of the named executive officer, and the full dollar value of the remainder of the premiums paid by, or on behalf of, CEL-SCI and car allowances paid by CEL-SCI. Includes board of directors fees for Mr. de Clara and Mr. Kersten.

Employee Pension, Profit Sharing or Other Retirement Plans

     CEL-SCI  has a  defined  contribution  retirement  plan,  qualifying  under
Section 401(k) of the Internal Revenue Code and covering substantially all CEL-SCI's employees. CEL-SCI's contribution to the plan is made in shares of CEL-SCI's common stock. Each participant's contribution is matched by CEL-SCI with shares of common stock which have a value equal to 100% of the participant's contribution, not to exceed the lesser of $1,000 or 6% of the participant's total compensation. CEL-SCI's contribution of common stock is valued each quarter based upon the closing price of its common stock. The fiscal 2013 expenses for this plan were $162,865. Other than the 401(k) Plan, CEL-SCI does not have a defined benefit, pension plan, profit sharing or other retirement plan.

Compensation of Directors During Year Ended September 30, 2013

                                       Stock       Option
Name                 Paid in Cash    Awards (1)   Awards (2)         Total
----                 ------------    ----------   ----------      -----------

Maximilian de Clara    $ 40,000      $      -     $  306,863      $   346,863
Geert Kersten          $ 40,000      $      -     $1,516,692      $ 1,556,692
Alexander Esterhazy    $ 44,000      $      -     $  171,535      $   215,535
C. Richard Kinsolving  $ 44,000      $      -     $  184,688      $   228,688
Peter R. Young         $ 44,000      $      -     $  178,112      $   222,112

(1)  The fair value of stock issued for services.

(2) The fair value of options granted computed in accordance with ASC 718-10-30-3 on the date of grant which represents their grant date fair value.

      Directors' fees paid to Maximilian de Clara and Geert Kersten are also included in the Executive Compensation table.

Employment Contracts

Maximilian de Clara

     In April 2005, CEL-SCI entered into a three-year employment agreement with Maximilian de Clara, CEL-SCI's President. The employment agreement provided that CEL-SCI would pay Mr. de Clara an annual salary of $363,000 during the term of the agreement. On September 8, 2006 Mr. de Clara's Employment Agreement was amended and extended to April 30, 2010. The terms of the amendment to Mr. de Clara's employment agreement are referenced in a report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2006. On August 30, 2010, Mr. de Clara's employment agreement, as amended on September 8, 2006, was extended to August 30, 2013. On August 30, 2013 Mr. de Clara's employment agreement, as amended on September 8, 2006 was extended again to August 30, 2016.

     In the event that there is a material reduction in Mr. de Clara's authority, duties or activities, or in the event there is a change in the control of CEL-SCI, the agreement allows Mr. de Clara to resign from his position at CEL-SCI and receive a lump-sum payment from CEL-SCI equal to 18 months salary ($544,500) and the unvested portion of any stock options would vest immediately $381,231). For purposes of the employment agreement, a change in the control of CEL-SCI means the sale of more than 50% of the outstanding shares of CEL-SCI's common stock, or a change in a majority of CEL-SCI's directors.

     The employment agreement will also terminate upon the death of Mr. de Clara, Mr. de Clara's physical or mental disability, the conviction of Mr. de Clara for any crime involving fraud, moral turpitude, or CEL-SCI's property, or a breach of the employment agreement by Mr. de Clara. If the employment agreement is terminated for any of these reasons, Mr. de Clara, or his legal representatives, as the case may be, will be paid the salary provided by the employment agreement through the date of termination.

Geert Kersten

     Effective September 1, 2003, CEL-SCI entered into a three-year employment agreement with Mr. Kersten. On September 1, 2006, Mr. Kersten's employment agreement was extended to September 1, 2011. On September 1, 2011 CEL-SCI extended its employment agreement with Mr. Kersten to August 31, 2016. Mr. Kersten's annual salary for fiscal year 2013 was $521,893. Mr. Kersten will receive at least the same salary increases each year as do other senior executives of CEL-SCI. Increases beyond those, if any, shall be made at the sole discretion of CEL-SCI's directors.

     During the employment term, Mr. Kersten will be entitled to receive any other benefits which are provided to CEL-SCI's executive officers or other full time employees in accordance with CEL-SCI's policies and practices and subject to Mr. Kersten's satisfaction of any applicable condition of eligibility.

     If Mr. Kersten resigns within ninety (90) days of the occurrence of any of the following events: (i) reduction in Mr. Kersten's salary (ii) a relocation (or demand for relocation) of Mr. Kersten's place of employment to a location more than thirty-five (35) miles from his current place of employment, (iii) a significant and material reduction in Mr. Kersten's authority, job duties or level of responsibility or (iii) the imposition of significant and material limitations on the Mr. Kersten's autonomy in his position, the employment agreement will be terminated.

     In the event that there is a material reduction in Mr. Kersten's authority, duties or activities, or in the event there is a change in the control of CEL-SCI, the agreement allows Mr. Kersten to resign from his position at CEL-SCI and receive a lump-sum payment from CEL-SCI equal to 24 months' salary ($1,043,786) and the unvested portion of any stock options would vest immediately ($1,456,228). For purposes of the employment agreement a change in the control of CEL-SCI means: (1) the merger of CEL-SCI with another entity if after such merger the shareholders of CEL-SCI do not own at least 50% of voting capital stock of the surviving corporation; (2) the sale of substantially all of the assets of CEL-SCI; (3) the acquisition by any person of more than 50% of CEL-SCI's common stock; or (4) a change in a majority of CEL-SCI's directors which has not been approved by the incumbent directors.

     The employment agreement will also terminate upon the death of Mr. Kersten, Mr. Kersten's physical or mental disability, willful misconduct, an act of fraud against CEL-SCI, or a breach of the employment agreement by Mr. Kersten.

     If the employment agreement is terminated for any of the foregoing, Mr. Kersten, or his legal representatives, as the case may be, will be paid the salary provided by the employment agreement through the date of termination, any options or bonus shares of CEL-SCI then held by Mr. Kersten will become fully vested and the expiration date of any options which would expire during the four year period following his termination of employment will be extended to the date which is four years after his termination of employment.

     On August 30, 2013 CEL-SCI amended certain sections of Mr. Kersten's employment agreement so that it would correspond with similar sections of the employment agreements with Ms. Prichep and Dr. Talor.

Patricia B. Prichep / Eyal Talor, Ph.D.

     On August 30, 2010, CEL-SCI entered into a three-year employment agreement with Patricia B. Prichep, CEL-SCI's Senior Vice President of Operations. On August 30, 2013 the employment agreement was extended to August 30, 2016. The new employment agreement with Ms. Prichep provides that during the term of the agreement CEL-SCI will pay Ms. Prichep an annual salary of $229,466 plus any increases approved by the Board of Directors during the period of the employment agreement.

     On August 30, 2010, CEL-SCI also entered into a three-year employment agreement with Eyal Talor, Ph.D., CEL-SCI's Chief Scientific Officer. On August 30, 2013 the employment agreement was extended to August 30, 2016. The new employment agreement with Dr. Talor provides that during the term of the agreement CEL-SCI will pay Dr. Talor an annual salary of $283,283 plus any increases approved by the Board of Directors during the period of the employment agreement.

     If Ms. Prichep or Dr. Talor resigns within ninety (90) days of the occurrence of any of the following events: (i) a relocation (or demand for relocation) of employee's place of employment to a location more than thirty-five (35) miles from the employee's current place of employment, (ii) a significant and material reduction in the employee's authority, job duties or level of responsibility or (iii) the imposition of significant and material limitations on the employee's autonomy in her or his position, the employment agreement will be terminated and the employee will be paid the salary provided by the employment agreement through the date of termination and the unvested portion of any stock options held by the employee will vest immediately.

     In the event there is a change in the control of CEL-SCI, the employment agreements with Ms. Prichep and Dr. Talor allow Ms. Prichep and/or Dr. Talor (as the case may be) to resign from her or his position at CEL-SCI and receive a lump-sum payment from CEL-SCI equal to 18 months salary ($344,199 and $424,925 respectively). In addition, the unvested portion of any stock options held by the employee will vest immediately ($615,289 and $615,289 respectively). For purposes of the employment agreements, a change in the control of CEL-SCI means:
(1) the merger of CEL-SCI with another entity if after such merger the shareholders of CEL-SCI do not own at least 50% of voting capital stock of the surviving corporation; (2) the sale of substantially all of the assets of CEL-SCI; (3) the acquisition by any person of more than 50% of CEL-SCI's common stock; or (4) a change in a majority of CEL-SCI's directors which has not been approved by the incumbent directors.

     The employment agreements with Ms. Prichep and Dr. Talor will also terminate upon the death of the employee, the employee's physical or mental disability, willful misconduct, an act of fraud against CEL-SCI, or a breach of the employment agreement by the employee. If the employment agreement is terminated for any of these reasons the employee, or her or his legal representatives, as the case may be, will be paid the salary provided by the employment agreement through the date of termination.

Compensation Committee Interlocks and Insider Participation

     CEL-SCI has a compensation committee comprised of Alexander Esterhazy,  Dr.
C. Richard Kinsolving and Dr. Peter Young, all of whom are independent directors.

     During the year ended September 30, 2013, no director of CEL-SCI was also an executive officer of another entity, which had an executive officer of CEL-SCI serving as a director of such entity or as a member of the compensation committee of such entity.

Loan from Officer and Director

     Between December 2008 and June 2009, Maximilian de Clara, CEL-SCI's President and a director, loaned CEL-SCI $1,104,057. The loan was initially payable at the end of March 2009, but was extended to the end of June 2009. At the time the loan was due, and in accordance with the loan agreement, CEL-SCI issued Mr. de Clara a warrant which entitles Mr. de Clara to purchase 164,824 shares of CEL-SCI's common stock at a price of $4.00 per share. The warrant is exercisable at any time prior to December 24, 2014. Although the loan was to be repaid from the proceeds of CEL-SCI's recent financing, CEL-SCI's Directors deemed it beneficial not to repay the loan and negotiated a second extension of the loan with Mr. de Clara on terms similar to the June 2009 financing. Pursuant to the terms of the second extension the note was due on July 6, 2014, but, at Mr. de Clara's option, the loan can be converted into shares of CEL-SCI's common stock. The number of shares which will be issued upon any conversion will be determined by dividing the amount to be converted by $4.00. As further consideration for the second extension, Mr. de Clara received warrants which allow Mr. de Clara to purchase 184,930 shares of CEL-SCI's common stock at a price of $5.00 per share at any time prior to January 6, 2015. On May 13, 2011, the Company extended the maturity date of the note to July 6, 2015 to compensate Mr. de Clara for agreeing to subordinate his note to the convertible preferred shares and convertible debt as part of the settlement agreement. The loan from Mr. de Clara bears interest at 15% per year and is secured by a lien on substantially all of CEL-SCI's assets. CEL-SCI does not have the right to prepay the loan without Mr. de Clara's consent.

Stock Option, Bonus and Compensation Plans

     CEL-SCI has Incentive Stock Option Plans, Non-Qualified Stock Option, Stock Bonus and Stock Compensation Plans. A summary description of these Plans follows. In some cases these Plans are collectively referred to as the "Plans".

     Incentive Stock Option Plan. The Incentive Stock Option Plans authorize the issuance of shares of CEL-SCI's common stock to persons who exercise options granted pursuant to the Plans. Only CEL-SCI's employees may be granted options pursuant to the Incentive Stock Option Plans.

     Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of CEL-SCI may not be exercisable by its terms after five years from the date of grant. Any other option granted pursuant to the Plans may not be exercisable by its terms after ten years from the date of grant.

     The purchase price per share of common stock purchasable under an option is determined by the Committee but cannot be less than the fair market value of the common stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning more than 10% of CEL-SCI's outstanding shares).

     Non-Qualified Stock Option Plans. The Non-Qualified Stock Option Plans authorize the issuance of shares of CEL-SCI's common stock to persons that exercise options granted pursuant to the Plans. CEL-SCI's employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Plans, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with sale a capital-raising transaction or promoting CEL-SCI's common stock. The option exercise price is determined by CEL-SCI's Board of Directors.

     Stock Bonus Plan. Under the Stock Bonus Plans shares of CEL-SCI's common stock may be issued to CEL-SCI's employees, directors, officers, consultants and advisors, provided however that bona fide services must be rendered by consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting CEL-SCI's common stock.

     Stock Compensation Plan. Under the Stock Compensation Plan, shares of CEL-SCI's common stock may be issued to CEL-SCI's employees, directors, officers, consultants and advisors in payment of salaries, fees and other compensation owed to these persons. However, bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction or promoting CEL-SCI's common stock.

     Other Information Regarding the Plans. The Plans are administered by CEL-SCI's Compensation Committee ("the Committee"), each member of which is a director of CEL-SCI. The members of the Committee were selected by CEL-SCI's Board of Directors and serve for a one-year tenure and until their successors are elected. A member of the Committee may be removed at any time by action of the Board of Directors. Any vacancies which may occur on the Committee will be filled by the Board of Directors. The Committee is vested with the authority to interpret the provisions of the Plans and supervise the administration of the Plans. In addition, the Committee is empowered to select those persons to whom shares or options are to be granted, to determine the number of shares subject to each grant of a stock bonus or an option and to determine when, and upon what conditions, shares or options granted under the Plans will vest or otherwise be subject to forfeiture and cancellation.

     In the discretion of the Committee, any option granted pursuant to the Plans may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Committee may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any shares issued pursuant to the Stock Bonus Plan or Stock Compensation Plan and any options granted pursuant to the Incentive Stock Option Plan or the Non-Qualified Stock Option Plans will be forfeited if the "vesting" schedule established by the Committee administering the Plans at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of CEL-SCI or the period of time a non-employee must provide services to CEL-SCI. At the time an employee ceases working for CEL-SCI (or at the time a non-employee ceases to perform services for CEL-SCI), any shares or options not fully vested will be forfeited and cancelled. At the discretion of the Committee payment for the shares of common stock underlying options may be paid through the delivery of shares of CEL-SCI's common stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of common stock may also be permitted at the discretion of the Committee.

     Options are generally non-transferable except upon death of the option holder. Shares issued pursuant to the Stock Bonus Plans will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Committee when the shares were issued.

     The Board of Directors of CEL-SCI may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner it deems appropriate, provided that such amendment, termination or suspension will not adversely affect rights or obligations with respect to shares or options previously granted.

Stock Options

     The following tables show information concerning the options granted during the fiscal year ended September 30, 2013, to the persons named below:

                                 Options Granted

                                      Grant     Options    Price Per  Expiration
Name                                   Date     Granted      Share       Date
----------                            -----     -------    ---------  ---------

Maximilian de Clara                  12/18/12    100,000    $ 2.80    12/17/22
Maximilian de Clara                    7/1/13     37,500    $ 2.10     6/30/23

Geert Kersten                        12/18/12    189,000    $ 2.80    12/17/17
Geert Kersten                        12/18/12    500,000    $ 2.80    12/17/22
Geert Kersten                          7/1/13     45,000    $ 2.10     6/30/23

Patricia Prichep                     12/18/12     58,000    $ 2.80    12/17/17
Patricia Prichep                     12/18/12    150,000    $ 2.80    12/17/22
Patricia Prichep                       7/1/13     30,000    $ 2.10     6/30/23

                                      Grant     Options    Price Per  Expiration
Name                                   Date     Granted      Share       Date
----------                            -----     -------    ---------  ---------

Eyal Talor                           12/18/12     37,417    $ 2.80    12/17/17
Eyal Talor                           12/18/12    150,000    $ 2.80    12/17/22
Eyal Talor                            7/1/13      30,000    $ 2.10     6/30/23

Daniel Zimmerman                     12/18/12     39,200    $ 2.80    12/17/17
Daniel Zimmerman                       7/1/13     22,500    $ 2.10     6/30/23

John Cipriano                        04/03/13     10,000    $ 2.50     9/30/19
John Cipriano                          7/1/13     22,500    $ 2.10     6/30/23


Options Cancelled

     The following tables show information concerning the options cancelled during the fiscal year ended September 30, 2013, to the persons named below:

                                                                    Weighted
                                                                     Average
                                                    Weighted        Remaining
                                       Total        Average        Contractual
Employee                              Options    Exercise Price    Term (Years)
--------                              -------    --------------    ------------

Geert Kersten                         189,000          $2.20          0.28
Patricia Prichep                       58,000          $2.20          0.28
Eyal Talor                             37,417          $2.20          0.28
Daniel Zimmerman                       39,200          $2.20          0.28
John Cipriano                          10,000         $19.30          6.50
Options Exercised

                        Date of        Shares Acquired            Value
        Name           Exercise         On Exercise              Realized
        -----          ---------       ---------------           --------

                                      None

      The following lists the outstanding options held by the persons named below:

                          Shares underlying unexercised
                               Options which are:
                           --------------------------
                                                          Exercise    Expiration
Name                        Exercisable   Unexercisable   Price ($)     Date
-----                       -----------   -------------   ---------   ---------

Maximilian de Clara             5,000                       4.80      09/21/15
                               10,000                       5.80      09/12/16
                               20,000                       6.30      09/13/17
                               20,000                       6.20      03/04/18
                              143,625 (1)                   2.50      04/23/19
                               25,000                       3.80      07/20/19
                               25,000                       4.80      07/20/20
                               16,667                       6.90      04/14/21
                               47,200                       3.20      12/01/16
                               12,500                       3.90      05/17/22
                             --------
                              324,992
                                              50,000 (2)    3.80      07/06/19
                                               8,333        6.90      04/14/21
                                              25,000        3.90      05/17/22
                                             100,000        2.80      12/17/22
                                              37,500        2.10      06/30/23
                                           ---------
                                             220,833

Geert R. Kersten                5,000                       4.80      09/21/15
                               20,000                       5.80      09/12/16
                               20,000                       6.30      09/13/17
                               20,000                       6.20      03/04/18
                              183,860 (1)                   2.50      04/23/19
                               30,000                       3.80      07/20/19
                               30,000                       4.80      07/20/20
                               20,000                       6.90      04/14/21
                              125,440                       3.20      12/01/16
                               15,000                       3.90      05/17/22
                              189,000                       2.80      12/17/17
                            ---------
                              658,300
                                             400,000 (2)    3.80      07/06/19
                                              10,000        6.90      04/14/21
                                              30,000        3.90      05/17/22
                                             500,000        2.80      12/17/22
                                              45,000        2.10      06/30/23
                                           ---------
                                             985,000

                          Shares underlying unexercised
                               Options which are:
                           --------------------------
                                                          Exercise    Expiration
Name                        Exercisable   Unexercisable   Price ($)     Date
-----                       -----------   -------------   ---------   ---------

Patricia B. Prichep             5,000                       3.30      04/26/15
                                3,000                       4.80      09/21/15
                                9,000                       5.80      09/12/16
                               10,000                       6.30      09/13/17
                               10,000                       6.20      03/04/18
                               71,710(1)                    2.50      04/23/19
                               15,000                       3.80      07/20/19
                               15,000                       4.80      07/20/20
                               10,000                       6.90      04/14/21
                               38,520                       3.20      12/01/16
                               10,000                       3.90      05/17/22
                               58,000                       2.80      12/17/17
                             --------
                              255,230
                                             300,000 (2)    3.80      07/06/19
                                               5,000        6.90      04/14/21
                                              20,000        3.90      05/17/22
                                             150,000        2.80      12/17/22
                                              30,000        2.10      06/30/23
                                           ---------
                                             505,000

Eyal Talor, Ph.D.               5,000                       3.30      04/26/15
                                3,000                       4.80      09/21/15
                                5,000                       3.30      04/26/15
                                8,000                       5.80      09/12/16
                               10,000                       6.30      09/13/17
                               10,000                       6.20      03/04/18
                               24,082(1)                    2.50      04/23/19
                               15,000                       3.80      07/20/19
                               15,000                       4.80      07/20/20
                               10,000                       6.90      04/14/21
                               27,773                       3.20      12/01/16
                               10,000                       3.90      05/17/22
                               37,417                       2.80      12/17/17
                             --------
                              175,272
                                             300,000 (2)    3.80      07/06/19
                                               5,000        6.90      04/14/21
                                              20,000        3.90      05/17/22
                                             150,000        2.80      12/17/22
                                              30,000        2.10      06/30/23
                                           ---------
                                             505,000

                                Shares underlying
                                   unexercised
                                Options which are:
                            ---------------------------
                                                          Exercise    Expiration
Name                        Exercisable   Unexercisable   Price ($)     Date
-----                       -----------   -------------   ---------   ---------

Daniel Zimmerman, Ph.D.         5,000                     3.30        04/16/15
                                3,000                     4.80        09/21/15
                                6,000                     5.80        09/12/16
                                7,500                     6.30        09/13/17
                                7,500                     6.20        03/04/18
                               20,000 (3)                 3.80        07/15/14
                               15,000                     4.80        07/20/20
                               10,000                     6.90        04/14/21
                               25,200                     3.20        12/01/16
                                7,500                     3.90        05/17/22
                               39,200                     2.80        12/17/17
                            ---------
                              145,900
                                               5,000      6.90        04/14/21
                                              15,000      3.90        05/17/22
                                              22,500      2.10        06/30/23
                                           ---------
                                             42,500

John Cipriano                  3,000                      4.80        09/21/15
                               6,000                      5.80        09/12/16
                               7,500                      6.30        09/13/17
                               7,500                      6.20        03/04/18
                              15,000                      4.80        07/20/20
                              10,000                      6.90        04/14/21
                               1,600                      3.20        12/01/16
                              10,000                      2.50        09/30/19
                               7,500                      3.90        05/17/22
                            --------
                              68,100
                                              5,000       6.90        04/14/21
                                             15,000       3.90        05/17/22
                                             22,500       2.10        06/30/23
                                          ---------
                                            42,500

(1) Options awarded to employees who did not collect a salary, or reduced or deferred their salary between September 15, 2008 and June 30, 2009. For example, Mr. de Clara, Mr. Kersten and Ms. Prichep did not collect any salary between September 30, 2008 and June 30, 2009.

(2) Long-term performance options: The Board of Directors has identified the successful Phase III clinical trial for Multikine to be the most important corporate event to create shareholder value. Therefore, one third of the options can be exercised when the first 400 patients are enrolled in

     CEL-SCI's Phase III head and neck cancer clinical trial. One third of the options can be exercised when all of the patients have been enrolled in the Phase III clinical trial. One third of the options can be exercised when the Phase III trial is completed. The grant-date fair value of these options awarded to the senior management of the Company amounts to $3.3 million in total.

(3) Options awarded to employee during the period that he was a consultant to CEL-SCI.

      Summary. The following shows certain information as of May 28, 2014 concerning the stock options and stock bonuses granted by CEL-SCI. Each option represents the right to purchase one share of CEL-SCI's common stock.

                                Total       Shares
                               Shares     Reserved for              Remaining
                              Reserved    Outstanding    Shares   Options/Shares
Name of Plan                 Under Plans    Options      Issued    Under Plans
------------                 -----------  -----------    ------   -------------

Incentive Stock Option Plans  1,960,000    1,573,597         n/a      145,703
Non-Qualified Stock
     Option Plans             5,680,000    4,412,584         n/a      705,497
Bonus Plans                   1,594,000          n/a     983,866      609,378
Stock Compensation Plan       1,350,000          n/a     961,965      388,035

     Of the shares issued pursuant to CEL-SCI's Stock Bonus Plans, 387,089 shares were issued as part of CEL-SCI's contribution to its 401(k) plan.

     The following table shows the weighted average exercise price of the outstanding options granted pursuant to CEL-SCI's Incentive and Non-Qualified Stock Option Plans as of September 30, 2013, CEL-SCI's most recent fiscal year end. All of the plans in the table above have been approved by CEL-SCI's shareholders.

                                                                   Number of
                                                                  Securities
                                                                   Remaining
                                                                   Available
                                                                  Under Equity
                                  Number of        Weighted        Compensation
                                Securities to       Average     Plans, Excluding
                                be Issued Upon  Exercise Price     Securities
                                 Outstanding    of Outstanding   Reflected in
Plan Category                    Options (a)       Options         Column (a)
-------------                    -----------    --------------  --------------

Incentive Stock Option Plans      1,573,597         $3.22            145,703
Non-Qualified Stock Option
   Plans                          3,614,544         $3.80          1,503,537

Compensation Committee

     During the year ending September 30, 2013, CEL-SCI had a Compensation Committee which was comprised of Alexander Esterhazy, C. Richard Kinsolving and Peter Young. During the year ended September 30, 2013, the Compensation Committee did not formerly meet as a separate committee, but rather held its meetings in conjunction with CEL-SCI's Board of Director's meetings.

     During the year ended September 30, 2013, no director of CEL-SCI was also an executive officer of another entity, which had an executive officer of CEL-SCI serving as a director of such entity or as a member of the compensation committee of such entity.

      The following is the report of the Compensation Committee:

     The key components of CEL-SCI's executive compensation program include annual base salaries and long-term incentive compensation consisting of stock options. It is CEL-SCI's policy to target compensation (i.e., base salary, stock option grants and other benefits) at approximately the median of comparable companies in the biotechnology field. Accordingly, data on compensation
practices  followed  by  other  companies  in  the  biotechnology   industry  is
considered.

     CEL-SCI's long-term incentive program consists exclusively of periodic grants of stock options with an exercise price equal to the fair market value of CEL-SCI's common stock on the date of grant. To encourage retention, the ability to exercise options granted under the program is subject to vesting restrictions. Decisions made regarding the timing and size of option grants take into account the performance of both CEL-SCI and the employee, "competitive market" practices, and the size of the option grants made in prior years. The weighting of these factors varies and is subjective. Current option holdings are not considered when granting options.

      In April 2005 CEL-SCI entered into a three-year employment agreement with Maximilian de Clara, CEL-SCI's President. The April 2005 employment agreement, which is essentially the same as Mr. de Clara's two prior employment agreements, provides that during the employment term CEL-SCI will pay Mr. de Clara a salary of $363,000.

     On September 8, 2006, Mr. de Clara's employment agreement was amended and extended to April 30, 2010. Mr. de Clara's employment agreement continued on a month to month basis from April 30, 2010 until August 30, 2010 when it was extended until August 30, 2013. On August 30, 2013, Mr. de Clara's employment agreement, as amended on September 8, 2006, was extended again to August 30, 2016. In extending Mr. de Clara's employment contract, CEL-SCI's Compensation Committee considered various factors, including Mr. de Clara's performance in his area of responsibility, Mr. de Clara's experience in his position, and Mr. de Clara's length of service with the Company.

     In August 2003, CEL-SCI entered into a three-year employment agreement with Geert R. Kersten. The employment agreement, which is essentially the same as Mr. Kersten's prior employment agreement, provides that during the term of the agreement CEL-SCI will pay Mr. Kersten an annual salary of $370,585. Effective September 1, 2006 Mr. Kersten's employment agreement was extended to September 1, 2011. On September 1, 2011, Mr. Kersten's employment agreement was extended to August 31, 2016. In renewing Mr. Kersten's employment contract CEL-SCI's Compensation Committee considered various factors, including Mr. Kersten's performance in his area of responsibility, Mr. Kersten's experience in his position, and Mr. Kersten's length of service with CEL-SCI.

     On August 30, 2010, CEL-SCI entered into a three-year employment agreement with Patricia B. Prichep, CEL-SCI's Senior Vice President of Operations. On August 30, 2013 the employment agreement with Ms. Prichep was extended to August 30, 2016. The employment agreement with Ms. Prichep provides that during the term of the agreement CEL-SCI will pay Ms. Prichep an annual salary of $194,298 plus any increases approved by the Board of Directors during the period of the employment agreement.

     On August 30, 2010, CEL-SCI also entered into a three-year employment agreement with Eyal Talor, Ph.D., CEL-SCI's Chief Scientific Officer. On August 30, 2013, the employment agreement with Dr. Talor was extended to August 30, 2016. The employment agreement with Dr. Talor provides that during the term of the agreement CEL-SCI will pay Dr. Talor an annual salary of $239,868 plus any increases approved by the Board of Directors during the period of the employment agreement.

     During the year ending September 30, 2013, the compensation paid to CEL-SCI's other executive officers was based on a variety of factors, including the performance in the executive's area of responsibility, the executive's individual performance, the executive's experience in his or her role, the executive's length of service with CEL-SCI, the achievement of specific goals established for CEL-SCI and its business, and, in certain instances, to the achievement of individual goals.

     Financial or stockholder value performance comparisons were not used to determine the compensation of CEL-SCI's other executive officers since CEL-SCI's financial performance and stockholder value are influenced to a substantial degree by external factors and as a result comparing the compensation payable to the other executive officers to CEL-SCI's financial or stock price performance can be misleading.

     During the year ended September 30, 2013, CEL-SCI granted options for the purchase of 1,421,117 shares of CEL-SCI's common stock to CEL-SCI's executive officers. In granting the options to CEL-SCI's executive officers, the Board of Directors considered the same factors which were used to determine the cash compensation paid to such officers.

     Except as otherwise disclosed in this proxy statement, during the year ended September 30, 2013, CEL-SCI did not issue any shares of its common stock to CEL-SCI's officers or directors in return for services provided to CEL-SCI.

      The foregoing report has been approved by the members of the Compensation
Committee:

                               Alexander Esterhazy
                              C. Richard Kinsolving
                                   Peter Young

Audit Committee

     During the year ended September 30, 2013 CEL-SCI had an Audit Committee comprised of Alexander Esterhazy, C. Richard Kinsolving and Peter Young. All members of the Audit Committee are independent as independence is defined by
Section 803 of the NYSE MKT Listing Standards. Dr. Young serves as the audit committee's financial expert. The purpose of the Audit Committee is to review and approve the selection of CEL-SCI's independent registered public accounting firm and review CEL-SCI's financial statements with CEL-SCI's independent registered public accounting firm.

     During the fiscal year ended September 30, 2013, the Audit Committee met four times. All members of the Audit Committee attended these meetings, with the exception of Alexander Esterhazy who was in attendance for three of these meetings.

      The following is the report of the Audit Committee:

          (1) The Audit Committee reviewed and discussed CEL-SCI's audited financial statements for the year ended September 30, 2013 with CEL-SCI's management.

          (2) The Audit Committee discussed with CEL-SCI's independent registered public accounting firm the matters required to be discussed by PCAOB (Public Company Accounting Oversight Board) Standard No. 16 "Communication with Audit Committees".

          (3) The Audit Committee has received the written disclosures and the letter from CEL-SCI's independent registered public accounting firm required by PCAOB independence standards, and had discussed with CEL-SCI's independent registered public accounting firm the independent registered public accounting firm's independence; and

          (4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CEL-SCI's Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the Securities and Exchange Commission.

          (5) During the year ended September 30, 2013, CEL-SCI paid BDO USA LLP, CEL-SCI's independent registered public accounting firm, fees for professional services rendered for the audit of
               CEL-SCI's annual financial statements and the reviews of the financial statements included in CEL-SCI's 10-Q reports for the fiscal year and all regulatory filings. The Audit Committee is of the opinion that these fees are consistent with maintaining its independence from CEL-SCI.

     The  foregoing  report  has  been  approved  by the  members  of the  Audit
Committee:

                             Alexander G. Esterhazy
                              C. Richard Kinsolving
                                   Peter Young

     CEL-SCI's Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached CEL-SCI's proxy statement relating to its April 15, 2011 annual meeting of shareholders.

                         PROPOSAL TO APPROVE ADOPTION OF
                         2014 INCENTIVE STOCK BONUS PLAN

     On May 27, 2014, upon recommendation of the Compensation Committee, the Board of Directors (the "Board"), subject to approval by the Company's shareholders, approved the adoption of the CEL-SCI Corporation 2014 Incentive Stock Bonus Plan (the "Plan"). The primary purpose of the 2014 Plan is to 1) align the interests of those Company employees whose work is essential to the Company's ability to commercialize its patented Multikine technology with those of the Company's shareholders through performance based compensation and 2) to tie these key employees to the Company for the rest of the foreseeable drug development phase of Multikine, the Company's flag ship product currently being developed against head and neck cancer and, in conjunction with the U.S. Navy, for anal warts in HIV/HPV co-infected patients.

     Multikine is an immunotherapy product that is being developed very differently from others. Whether for this reason, or for other reasons, it has taken longer to develop Multikine than had been anticipated. This is not uncommon for first-in-a-new-class drugs, but obviously we would like to get Multikine on the market as soon as possible. The Company's Compensation Committee determined that a key ingredient to the Company's success lies in retaining its key personnel for the duration of the Company's projects. These employees have the uniquely specialized product and institutional knowledge, as well as the determination, to deal with complex issues as they arise.

     The Compensation Committee therefore developed a compensation package that ties key employees to the Company for the rest of the key development programs and rewards them for success. If that success is not achieved, they will not receive the stated equity rewards. The attached plan incorporates all of these elements. The Company believes that it represents the best way to move forward in that it ties key individuals to the Company through the key development stage and rewards them only for success, which is where shareholders will see their financial return. Therefore we recommend that you vote for the 2014 Incentive Stock Bonus Plan.

     Under the 2014 Plan we propose to award those key employees restricted shares of Company common stock, which will only be earned and retained if the Company meets certain very important milestones (a) leading to the commercialization of the Company's Multikine technology or (b) resulting in significant increases in the market price the Company's shares. In addition, with minor exceptions, the grantee must be employed by the Company at the time the milestones are met in order to retain the restricted shares. If any of the performance criteria are not met within the time frames set forth in the grant, all or such portion of the shares that have not been earned will be returned to the Company for cancellation. The Board believes that meeting these milestones will significantly benefit all shareholders. These milestones cannot be changed once the awards are made. In addition, once the initial awards are made to the key employees, no alterations can be made to the awards and no other stock or option incentives can be granted to any person receiving an award under the 2014 Plan (a "Grantee") without shareholder approval prior to July 31, 2017. The shares will be restricted since 1) the shares will be held in escrow and will only be released to the employee upon meeting the specified milestone(s), and 2) until the shares are registered by CEL-SCI, these shares can be sold by the employee only subject to Rule 144.

     The 2014 Plan, if adopted, will authorize the issuance of up to 16,000,000 shares of the Company's common stock as restricted stock awards. No other types of awards are authorized under the 2014 Plan.

     The following factors were some of the considerations taken into account by the Compensation Committee and the Board in approving the proposed 2014 Plan;

     (a) Drug development is a lengthy process and the expertise required for it is hard to find. In the case of our investigational immunotherapy drug Multikine, that expertise is especially hard to find since Multikine is a complex biologic and is being developed as a first line therapy with a novel drug administration. Therefore, it is particularly important for the Company to put in place a compensation system that ties important employees to the Company for the long-term and rewards them for excellence.

     (b) The Company's current incentive stock award plans allow the issuance of stock options to employees. Typically stock options vest over a period of time tied to continued employment by the recipient of the option. All of the previously granted stock options by the Company are tied solely to continued employment. In contrast, the 2014 Plan requires the Company to condition the vesting of awards to the meeting of important drug development milestones and/or the attainment of significant increases in the Company's stock price, both of which we believe will be beneficial to our shareholders. Therefore we believe that it is in the Company's best interest to adopt the 2014 Plan so that it can condition the vesting of these awards upon the happening of future events that are a precursor to the Company's ability to commercialize its patented technology and generate revenue, and as a result to realize significant increases in the market price of the Company's shares. We also believe the 2014 Plan promotes the interests of the Company and its stockholders by providing executive officers and other essential employees of the Company with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a significant proprietary interest in the long-term success of the Company and increases in its stock price.

     (c) We are entering a critical phase in the development of our Multikine technology. We are currently in the process of enrolling patients for our Phase III head and neck cancer study. We are also in a recently signed collaborative development (CRADA - Cooperative Research and Development Agreement) of Multikine with the U.S. Navy for the treatment of anal warts in HIV/HPV co-infected patients. At this critical time it is imperative that we retain and incentivize the key members of our upper and middle management teams.

     The number of shares authorized to be issued under the 2014 Plan is 16,000,000. This represents 12.79% of the shares outstanding after issuance, on a fully diluted basis, based upon 65,970,785 shares issued and outstanding as of May 28, 2014, and 43,119,153 shares reserved for issuance under outstanding warrants, options and convertible note as of that date.

Purpose of the 2014 Plan

     The purpose of the 2014 Plan is to promote the interests of the Company and its stockholders by providing executive officers and significant employees of the Company with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a significant proprietary interest in the long-term success of the Company.

     We believe strongly that our equity compensation programs and emphasis on employee stock ownership will be important to our ability to achieve our goal of commercializing our patented technology in the years ahead.

Administration of the 2014 Plan

     Unless otherwise determined by the Board, the Compensation Committee of the Board (the "Committee") will administer the 2014 Plan. The Committee is composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code,) and "independent directors" within the meaning of NYSE MKT listing standards.

     The Committee has the power, in its discretion, to grant awards under the 2014 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2014 Plan and to otherwise administer the 2014 Plan. Except as prohibited by applicable law or stock exchange rules, the Committee may delegate all or any of its responsibilities and powers under the Plan to one or more of its members. In no event, however, shall the Committee have the power to accelerate vesting of any award; provided that the Committee may include in an award acceleration of vesting in the event a "change in control" (as defined in the Plan) of the Company occurs.

     The 2014 Plan provides that members of the Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2014 Plan.

SUMMARY OF TERMS OF THE 2014 PLAN

     A summary of the 2014 Plan is set forth below. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the 2014 Plan.

Shares Available for Issuance under the 2014 Plan

     Pursuant to the 2014 Plan, 16,000,000 shares would be available to the Company for issuance. All of these shares may be issued only as restricted stock grants the vesting of which must be subject to such significant performance criteria ("Performance Goals") as shall be determined by the Committee together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. If any shares of common stock subject to an award are forfeited or cancelled, the shares of common stock with respect to such award shall, to the extent of any such forfeiture or cancellation, again be available for awards under the 2014 Plan; provided, however, shares of stock will not again be available if such shares are surrendered or withheld as payment of withholding taxes with respect to an award.

Adjustments to Shares Subject to the 2014 Plan

     The number of shares available for issuance under the 2014 Plan will be adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events.

Eligibility and Participation

     Eligibility to participate in the 2014 Plan is limited to significant employees of the Company as determined by the Committee.

Awards

     The Committee may grant awards of restricted stock to eligible individuals. The Committee will have complete discretion, subject to the terms of the 2014 Plan, to determine the persons to whom awards will be awarded and the time or times of grant.

     Restricted Stock is common stock that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2014 Plan are subject to such terms, conditions and restrictions as the Committee determines consistent with the terms of the 2014 Plan.

     At the time of grant, the Committee will place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a Grantee shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive cash dividends, if any.

     Any award that is granted under the 2014 Plan must be granted contingent on achievement of Performance Goals. Under the 2014 Plan, Performance Goals will be based on one or more of the following criteria applied to the Company, (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (GAAP") or based upon the Company's GAAP financial statements): (1) implementation or completion of critical project or processes; (2) market price of the Company's securities; (3) control of expenses; and (4) any combination of, or a specified increase in, any of the foregoing. Performance Goals may include a threshold level of performance below which no award will be earned, a level of performance at which certain portion of an award will be earned and a level of performance at which the entire amount of the award will be earned.

Transferability of Awards

     Any unvested awards may not be transferred except by will or applicable laws of descent and distribution.

Termination of Awards

     Except as may be provided in connection with a Change in Control, all unvested awards shall immediately terminate upon the Grantee's termination of employment with the Company; provided that the Committee may include in an award that upon the Grantee's death or permanent disability, the award may vest in accordance with its terms to the extent that the Performance Goals to which the award is subject are met within one year of such Grantee's termination of employment on account of death or permanent disability.

Forfeiture

     Notwithstanding any other provision of the 2014 Plan and except as otherwise provided in an award, if the Committee finds by a majority vote that: the grantee (i) before or after termination of his or her relationship with the Company for any reason, committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his or her employment and that such act damaged the Company, or (ii) disclosed trade secrets of the Company, or other non-public proprietary information of the Company, then any outstanding awards that have not vested will be forfeited. The decision of the Committee as to the nature of a grantee's conduct or the damage done to the Company will be final. The Committee may, in its discretion, include a form of non-compete, non-solicitation and/or non-disparagement agreement in any award agreement, and such non-compete, non-solicitation or non-disparagement agreement may be personalized, in the Committee's discretion, to fit the circumstances of any specific grantee.

Vesting in Connection with a Change in Control

     The Committee may provide in an award that upon the occurrence of a Level One Change in Control, all outstanding restricted stock which is the subject of such award shall vest and all restrictions pertaining thereto shall lapse.

     The Committee may provide in an Award Agreement that upon the occurrence of a Level Two Change in Control, if during the period commencing on the date that is 12 months prior to the occurrence of the Level Two Change in Control and ending on the date that is 48 months following the Level Two Change in Control, the Grantee's employment with the Company is terminated, other than for Cause, or the Grantee terminates his employment on account of Good Reason, all outstanding restricted stock which is the subject of such award shall vest and all restrictions pertaining to such award (other than as may be provided by applicable securities laws) shall lapse.

     (i) A Level One Change in Control shall occur upon (a) acquisition by any individual, entity or group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the Company's either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors or (b) a majority of the Board consisting of persons who were not nominated or appointed in the first instance by the Board.

    (ii) A Level Two Change in Control shall occur upon acquisition by any individual, entity or group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of the Company's either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors.

   (iii) Cause shall mean "cause" as defined in the Grantee's award agreement or written employment agreement with the Company, or if not defined in any such agreement, "cause" shall mean (a) conviction of, or pleas of nolo contendere, by the Grantee for a felony or dishonesty while performing his employment duties, (b) a Grantee's violation of any non-competition, non-solicitation, confidentiality or other restrictive covenant agreement applicable to the Grantee or (c) the Grantee's continued failure to materially carry out his duties as an employee which failure has not been cured within 30 days after the Grantee receives written notice of such failure.

    (iv) Good Reason shall mean (a) a reduction in compensation (including benefits) of the Grantee or (b) the Grantee being assigned any duties which are materially inconsistent with the duties of the Grantee immediately prior to the occurrence of the Level Two Change in Control or (c) the office at which the Grantee performs his duties is more than 10 miles from the office at which the Grantee performed his duties immediately prior to the occurrence of the Level Two Change in Control.

Tax Withholding

     Issuance of restricted shares under the 2014 Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any restricted shares under the 2014 Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of common stock which the Grantee already owns, or through the surrender of shares of common stock to which the Grantee is otherwise entitled under the 2014 Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

Term of the 2014 Plan

     Unless earlier terminated by the Board, the 2014 Plan, if approved, will terminate on the date which is ten years after the date on which the Plan has been approved by shareholders. No awards may be granted under the 2014 Plan subsequent to that date.

Amendment and Termination

     The Board may, at any time, amend or terminate the 2014 Plan, except that the following actions may not be taken without stockholder approval: (i) any increase in the number of shares that may be issued under the 2014 Plan (except by certain adjustments provided under the 2014 Plan); (ii) any change in the class of persons eligible to receive awards under the 2014 Plan; (iii) any change in the requirements of the 2014 Plan regarding the requirement that all awards must be shares of restricted stock the vesting of which is subject to Performance Goals.

U.S. Tax Treatment of Awards

     The following is a brief description of the material United States federal income tax consequences associated with awards under the 2014 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2014 Plan.

     Restricted stock is not taxable to a Grantee at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A Grantee may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a Grantee makes such an election and thereafter forfeits the restricted shares, he will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the Grantee [subject to any applicable limitations under Code Section 162(m).]

Tax Withholding

     The Company has the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any lapse of restriction or other taxable event arising as a result of the 2014 Plan. The Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Certain Interests of Directors

     In considering the recommendation of the Board with respect to the 2014 Plan, stockholders should be aware that members of the Board may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the 2014 Plan. For example, Directors who are also employees of the Company will be eligible for the grant of awards under the 2014 Plan. Currently Messrs. de Clara and Kersten are both a director and an employee of the Company, and neither individual serves on the Compensation Committee. Non-employee directors of the Board will not be eligible for grants under the 2014 Plan.

Required Vote

     The affirmative vote of a majority of votes cast is required to approve this proposal. Broker non-votes are not considered to be votes cast for these purposes.

      The Board of Directors recommends a vote FOR approval of the adoption of the 2014 Plan.

Restricted Stock expected to be Granted to Mr. Kersten, Ms. Prichep, Dr. Talor and Mr. Cipriano upon adoption of the 2014 Plan.

     The Committee, as of the date of shareholder approval of the 2014 Plan, plans to grant (a) 5,800,000 restricted shares of Common Stock to Geert Kersten, the Company's Chief Executive Officer; (b) 3,100,000 restricted shares to Patricia Prichep, the Company's Senior Vice President of Operations, (c) 3,100,000 restricted shares to Dr. Eyal Talor, the Company's Chief Scientific Officer and (d) 1,600,000 shares to John Cipriano the Company's Senior Vice-President for Regulatory Affairs.

     Geert R. Kersten, the Chief Executive Officer, has been with CEL-SCI for over 25 years and is responsible for developing and executing our business strategy and is our primary liaison to the investment community. He has also been a consistent purchaser of our stock in the open market. Last year alone he spent $336,023 to purchase 373,595 CEL-SCI shares of common stock and in 2014 he purchased 300,000 of our publicly traded warrants for $119,000.

     Patricia B. Prichep, the Senior Vice President of Operations, has been with CEL-SCI for over 21 years, and is primarily responsible for CEL-SCI's day-to-day operations.

     Dr. Eyal Talor, the Chief Scientific Officer, has been with CEL-SCI for over 20 years and is primarily responsible for the development and testing of CEL- SCI's products being developed using our Multikine technology.

     John Cipriano, our Senior Vice President of Regulatory Affairs, has been with us for over 10 years and is primarily responsible for our submission to appropriate regulatory authorities of our products being developed using our Multikine technology.

     The knowledge and experience of these officers with respect to the Multikine technology and the Company is irreplaceable and therefore the Board concluded that it would be in the best interests of the Company and its shareholders to award these officers (the " Officer Grantees") restricted shares of our common stock ("Awarded Shares") in order to incentivize these executives to remain with the Company throughout this critical phase of the Multikine development and, among other things, align the interests of these executives with all shareholders of the Company.

     The agreements under which the shares would be awarded (the "Restricted Share Agreements") will provide that the Awarded Shares (or a portion of the shares) would only be earned based upon the achievement of certain significant milestones leading to the commercialization of the Company's Multikine technology or significant increases in the market price of the Company's shares. If the performance criteria is not met within the time frames set forth below, all or a portion of the Awarded Shares would be returned to the Company for cancellation. In order to insure that these shares would be returned to the Company, they will be held in escrow. These shares would only be released to the holders when and, only to the extent that, the Performance Goals set forth in the Restricted Share Agreements have been met.

     Upon the achievement of the following Performance Goals, a percentage of the Awarded Shares would be earned by the Officer Grantees and would thereafter no longer be subject to being forfeited to the Company.

     i. Upon either (a) the enrollment of 350 patients in the Phase 3 head and neck cancer study or (b) the closing price of a share of Company common stock on the primary exchange on which such common stock is then traded shall be in excess of $3.50 for ten consecutive trading days, each Officer Grantee shall earn 25% of the Awarded Shares.

     ii. Upon either (a) the full enrollment of patients in the Phase 3 head and neck cancer study or (b) the start of a pivotal clinical trial for Multikine (Leukocyte Interleukin, Injection) (the "Proprietary Technology") in another disease indication than head and neck cancer or (c) the closing price of a share of Company common stock on the primary exchange on which such common stock is then traded shall be in excess of $6.00 for ten consecutive trading days, each Officer Grantee shall earn 50% of the Awarded Shares, less any of the Awarded Shares previously earned.

    iii. Upon either (a) the end of the Phase 3 head and neck cancer study or any other pivotal study for Multikine (Leukocyte Interleukin, Injection) (the "Proprietary Technology") or (b) the closing price of a share of Company common stock on the primary exchange on which such common stock is then traded shall be in excess of $9.00 for ten consecutive trading days, each Officer Grantee shall earn 75% of the Awarded Shares, less any of the Awarded Shares previously earned.

     iv. Upon either (a) the filing of the first marketing application for any pharmaceutical based upon the Proprietary Technology in any of the USA, Canada, UK, Germany, France, Italy, Spain, Japan, or Australia, or (b) the closing price of a share of Company common stock on the primary exchange on which such common stock is then traded shall be in excess of $12.00 for ten consecutive trading days, each Officer Grantee shall earn 100% of the Awarded Shares, less any of the Awarded Shares previously earned.

     The stock price per share amounts would be proportionately adjusted in the event of any stock splits, stock dividends; recapitalizations or similar events.

     The Officer Grantees may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Awarded Shares until the shares are earned by them.

     If the Officer Grantees have not have earned any part of the Awarded Shares as of the date which is three years after the date of the grant, they would forfeit and return to the Company all of the Awarded Shares.

     The Officer Grantees would forfeit and return to the Company all Awarded Shares that have not been earned by them as of the date which is ten years after the date of the grant.

     The Restricted Share Agreements will provide that (i) upon the occurrence of a Level One Change in Control, all Awarded Shares shall vest and all restrictions pertaining thereto shall lapse and (ii) upon the occurrence of a Level Two Change in Control, if during the period commencing on the date that is 12 months prior to the occurrence of the Level Two Change in Control and ending on the date that is 48 months following the Level Two Change in Control, the Officer Grantee's employment with the Company is terminated, other than for Cause, or the Officer Grantee terminates his or her employment on account of Good Reason, all Awarded Shares shall vest and all restrictions pertaining thereto shall lapse.

     The Committee believes that the proposed award of the Awarded Shares will most effectively align the Officer Grantees' interests with those of the Company and its shareholders for the following reasons:

     o The Awarded Shares would only be earned by the Officer Grantees upon the attainment of the Performance Goals.

     o The attainment of the technology related performance criteria are essential to the Company commercializing its technology and therefore generating revenue. As these goals are reached the Company expects that its stock price should appreciate thus benefiting all of its shareholders. The stock price related Performance Goals reflects a benefit for all of the shareholders. If none of the Performance Goals are met within three years after the date of the grant, the Officer Grantees will not earn any of the Awarded Shares.

     o The Awarded Shares would not only be tied to performance goals but require each Officer Grantee's continued employment with the Company. If an Officer Grantee's employment with the Company is terminated, except in connection with a Level Two Change in Control, the Officer Grantee would forfeit any Awarded Shares not then earned.

     If the 2014 Plan is approved, and the proposed awards are made to the Officer Grantees no stock option or stock bonus awards beyond those set forth in this Proxy will be made to the Officer Grantees prior to July 31, 2017.

Additional Issuances under the 2014 Plan

     While the Board believes that the Mr. Kersten, Ms. Prichep, Dr. Talor and Mr. Cipriano are critical to the future success of the Company, there are other employees who are also important to the Company's future. The Committee will determine the amount and nature of the future awards to be granted to such persons. However, as required by the 2014 Plan, any future awards from the 2014 Plan must be performance based.

                     ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables CEL-SCI's shareholders to vote to approve, on a nonbinding advisory basis, the compensation of CEL-SCI's executive officers.

     Accordingly, CEL-SCI will ask shareholders to vote for the following resolution at the annual meeting:

     "RESOLVED, that CEL-SCI's shareholders approve, on a nonbinding advisory basis, the compensation of CEL-SCI's executive officers, as disclosed in CEL-SCI's Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and narrative disclosure in CEL-SCI's proxy statement."

     To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, CEL-SCI's Board of

Directors and its Compensation Committee will consider shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

     The  Board of  Directors  recommends  that the  shareholders  approve  on a
nonbinding   advisory  basis  the   aforementioned   resolution   approving  the
compensation of CEL-SCI's executive officers set forth in this proxy statement.

  ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The Dodd-Frank Act also enables CEL-SCI's shareholders to indicate how frequently CEL-SCI should seek an advisory vote on the compensation of CEL-SCI's executive officers. Shareholders may indicate on a nonbinding advisory basis whether an advisory vote on compensation of CEL-SCI's executive officers is held every one, two, or three years.

     The option of one year, two years or three years that receives the highest number of votes cast by the shareholders will be the frequency for the advisory vote on executive compensation that has been selected by the shareholders. However, because this vote is advisory and not binding on CEL-SCI in any way, CEL-SCI's Board of Directors may decide that it is in the best interests of CEL-SCI's shareholders and CEL-SCI to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

     The Board of Directors recommends that the shareholders of CEL-SCI cast a vote of "3 Years" on the frequency of holding an advisory vote on executive compensation.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has selected BDO USA, LLP, an independent registered public accounting firm, to audit the books and records of CEL-SCI for the fiscal year ending September 30, 2014. BDO USA, LLP served as CEL-SCI's independent registered public accounting firm for the fiscal year ended September 30, 2013. A representative of BDO USA, LLP is expected to be present at the shareholders' meeting.

     BDO USA, LLP served as CEL-SCI's auditors for the years ended September 30, 2013 and 2012. The following table shows the aggregate fees billed to CEL-SCI during these years by BDO USA, LLP:

                                                Year Ended September 30,
                                                2013                2012
                                                ----                ----

Audit Fees                                    $236,000           $289,000
Audit-Related Fees                                  --                 --
Tax Fees                                            --                 --
All Other Fees                                      --                 --

     Audit fees represent amounts billed for professional services rendered for the audit of CEL-SCI's annual financial statements, including the audit of internal control over financial reporting, the reviews of the financial statements included in CEL-SCI's 10-Q reports for the fiscal year, and all regulatory filings. All other fees represent amounts paid to BDO USA, LLP for their work on an application for a PPACA grant applied for by CEL-SCI. Before BDO USA, LLP was engaged by CEL-SCI to render audit or non-audit services, the engagement was approved by CEL-SCI's audit committee. CEL-SCI's Board of Directors is of the opinion that all fees charged by BDO USA, LLP are consistent with BDO USA, LLP maintaining its independence from CEL-SCI.

     The Board of Directors recommends that the shareholders of CEL-SCI approve its selection of BDO USA, LLP as CEL-SCI's independent public accounting firm to audit the books and records of CEL-SCI for the year ending September 30, 2013.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     CEL-SCI's Annual Report on Form 10-K for the year ending September 30, 2013 will be sent to any shareholder of CEL-SCI upon request. Requests for a copy of this report should be addressed to the Secretary of CEL-SCI at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following CEL-SCI's year ending September 30, 2014 must be received by the Secretary of CEL-SCI no later than January 31, 2015.

                                     GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by CEL-SCI including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject CEL-SCI to additional expense. CEL-SCI's annual report, including financial statements for the 2013 fiscal year, is available on CEL-SCI's website (www.celsci.com).

     CEL-SCI's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

          Please complete, sign and return the attached proxy promptly.

                                     ANNEX 1

                               CEL-SCI CORPORATION

                         2014 INCENTIVE STOCK BONUS PLAN

1.  Purpose

     Effective as of the Effective Date (as defined below), CEL-SCI Corporation, (the "Company") hereby establishes the 2014 Incentive Stock Bonus Plan (the "Plan"). The Plan enables executive officers and other employees, who contribute significantly to the success of the Company, to participate in its future prosperity and growth and aligns their interests with those of the shareholders. The purpose of the Plan is to provide long term incentive for outstanding service to the Company and its shareholders and to assist in recruiting and retaining people of outstanding ability and initiative in executive and management positions.

2.  Administration

     With respect to awards, the Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee").

     The Committee shall have complete authority (except as otherwise provided herein) to interpret all provisions of the Plan and any award to determine the terms of awards consistent with the provisions of the Plan, to prescribe the form of instruments evidencing awards, to adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for its administration of the Plan. Their determinations shall be final and conclusive. They may act by resolution or in any other manner permitted by law.

     Each person who is or shall have been a member of the Committee or the Board, shall be indemnified and held harmless by the Company against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken in good faith under the Plan and against and from any and all amounts paid by such person in settlement thereof with the Company's approval or paid in satisfaction of any judgment in any such action suit or proceeding; provided that such person shall give the Company notice of such action, suit or proceeding and give the Company an opportunity, at its expense, to undertake the defense of any such action, suit or proceeding.

3.  Shares Available

     The aggregate of the number of shares of common stock of the Company ("Shares") delivered by the Company in payment of awards to employees under the Plan shall not exceed 16,000,000 subject to adjustment as provided herein. To the extent that any award under the Plan is forfeited the shares subject to such awards (a) not delivered to the grantee, or (b) redelivered to the Company, as a result thereof, shall again be available for awards under the Plan. Shares tendered or withheld to pay tax withholding of any award hereunder will count against the foregoing limitations and not be added back to the shares available under the Plan. Shares available for awards may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Awards may be made under the Plan at any time after (or subject to) approval of the Plan by shareholders at the 2014 Annual Meeting until the termination of the Plan in accordance with the terms hereof. Awards under the Plan shall be evidenced by a written agreement, contract or other instrument or document, including an electronic communication, as may from time to time be designated by the Committee (an "Award Agreement").

     Awards made under the Plan may only be restricted shares, the vesting of which must be subject to such significant performance criteria as shall be determined by the Committee (the "Performance Criteria ") together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, the limitations on vesting set forth in this sentence need not apply in the event of a "Change in Control" of the Company (as defined, herein ) if the Committee in its discretion determines to include such provision in the Award Agreement. The achievement of the Performance Criteria may not extend past a date which is more than 10 years after the date of the grant of the award Performance Criteria will be based on one or more of the following applied to the Company, (if applicable, such criteria shall be determined in accordance with United States generally accepted accounting principles (GAAP") or based upon the Company's GAAP financial statements): (i) implementation or completion of critical projects or processes;
(ii) market price of the Company's  securities;  (iii) control of expenses;  and
(iv) any combination of any of the foregoing.

4.  Eligibility for Awards

     Any salaried employee (including officers) of the Company who is deemed by the Committee to be a significant employee in regard to the future growth of the Company may be granted an award. The Committee (i) will designate the persons to whom grants are to be made and (ii) will specify the number of restricted shares subject to each grant.

5.  Vesting upon a Change in Control

     The Committee may provide in an Award Agreement that upon the occurrence of a Level One Change in Control, all outstanding restricted stock which is the subject of such Award Agreement shall vest and all restrictions pertaining thereto shall lapse and have no further force and effect, including the failure to meet the Performance Criteria set forth in the Award Agreement.

     The Committee may provide in an Award Agreement that upon the occurrence of a Level Two Change in Control, if during the period commencing on the date that is 12 months prior to the occurrence of the Level Two Change in Control and ending on the date that is 48 months following the Level Two Change in Control, the participant's employment with the Company is terminated, other than for Cause, or the participant terminates his employment on account of Good Reason, all outstanding restricted stock which is the subject of such Award Agreement shall vest and all restrictions pertaining to such awards shall lapse and have no further force and effect including the failure to meet the Performance Criteria set forth in the Award Agreement.

     For purposes of the 2014 Plan:

     (i) A Level One Change in Control shall occur upon (a) acquisition by any individual, entity or group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the Company's either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors or (b) a majority of the Board consisting of persons who were not nominated or appointed in the first instance by the Board.

    (ii) A Level Two Change in Control shall occur upon acquisition by any individual, entity or group of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of the Company's either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors.


    (iii) Cause shall mean "cause" as defined in the participant's award agreement or written employment agreement with the Company, or if not defined in any such agreement, "cause" shall mean (a) conviction of, or pleas of nolo contendere by the participant for a felony or dishonesty while performing his employment duties, (b) a participant's violation of any non-competition, non-solicitation, confidentiality or other restrictive covenant agreement applicable to the participant or
          (c) the participant's continued failure to materially carry out his duties as an employee which failure has not been cured within 30 days after the participant receives written notice of such failure.

    (iv) Good Reason shall mean (a) a reduction in compensation (including benefits) or (b) the participant being assigned any duties which are materially inconsistent with the duties of the participant immediately prior to the occurrence of the Level Two Change in Control or (c) the office at which the participant performs his duties is more than 10 miles from the office at which the participant performed his duties immediately prior to the occurrence of the Level Two Change in Control.

6.  Transfers

     Except as otherwise provided by the Committee, awards under the Plan are not transferable other than by will or the laws of descent and distribution. A transferred award will be subject to forfeiture by the transferee to the extent that award would be subject to forfeiture by the grantee had the award not been transferred.

7.  Adjustments

     Notwithstanding anything to the contrary that may be contained herein, in the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or similar event affecting shares of the Company the following shall be equitably adjusted: (i) the number and class of shares (a) reserved under the Plan and (b) for which awards may be granted to an individual, and (ii) the appropriate fair market value and other price determinations for such awards. All such determinations shall be made by the Committee.

8.  Qualified Performance-Based Awards

     The provisions of the Plan are intended to ensure that all restricted shares granted hereunder to any individual who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Internal Revenue Code) qualify for the Section 162(m) exception (the "Section 162(m) Exception") for performance-based compensation (a "Qualified Performance-Based Award"), and all of the awards specified in this Section 7 and the Plan shall be interpreted and operated consistent with that intention.

     Qualified Performance-Based Awards may not be amended, nor may the Committee exercise discretionary authority in any manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exception.

9.  Forfeiture; Non-Competition Agreements.

     Notwithstanding any other provision of the Plan, except as otherwise provided in an award agreement, if the Committee finds by a majority vote that:
(i) the grantee, before or after termination of his or her employment with the Company committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his or her employment with the Company or (ii) disclosed trade secrets or other non-public proprietary information of the Company, then any outstanding awards which have not vested, will be forfeited. The decision of the Committee as to the nature of a grantee's conduct for purposes of this Section 8 shall be final.

10. General Provisions

     It shall be a condition to the obligation of the Company to deliver Shares that the participant pay the Company such amount as it may request for the purpose of satisfying any such tax liability. Any award under the Plan may provide that the participant may elect, in accordance with any Committee regulations, to pay the amount of such withholding taxes in Shares, valued for purposes thereof at the closing price per share on the primary market on which the shares are then traded on the day prior to the event which causes the tax liability to be incurred.

     No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an award until a certificate or certificates for the shares have been delivered to that person, estate or other entity. The Plan shall not confer upon any employee any right to continue in that capacity.

     The Plan and all determinations made and actions taken pursuant hereto, to the extent not governed by the laws of the United States, shall be governed by the laws of Colorado.

11. Amendment and Termination

     The Board of Directors of the Company may alter, amend or terminate the Plan from time to time, except that the Plan may not be materially amended without shareholder approval if shareholder approval is required by law, regulation or an applicable stock exchange rule. Notwithstanding the previous sentence, the Plan may not be amended without shareholder approval to increase the aggregate number of shares which may be issued under the Plan.

12. Effective and Termination Dates

     The Plan will become effective if and when approved by shareholders at the 2014 Annual Meeting of Shareholders (the date of such approval the "Effective Date"). Any employee who receives an award under the Plan will thereafter not be eligible to receive an award under any other previously approved Company stock plan until July 31, 2017.

     No awards shall be granted under the Plan after the date that is ten years after the Effective Date. Awards granted before that date shall remain valid thereafter in accordance with their terms.

                            CEL-SCI CORPORATION PROXY
                  This Proxy is solicited by CEL-SCI's Board of Directors

The undersigned stockholder of CEL-SCI acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held July 22, 2014, 10:30 a.m. local time, at 4820-C Seton Drive, Baltimore, MD 21215, and hereby appoints Maximilian de Clara and Geert R. Kersten with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:


 The Board of Directors recommends a vote FOR all the nominees listed below:

(1) To elect the persons who shall constitute CEL-SCI's Board of Directors for the ensuing year.

   [ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY to vote
   (except as marked as to contrary to below)      for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

 Nominees:   Maximilian de Clara,    Geert R. Kersten,   Alexander G. Esterhazy,
             C. Richard Kinsolving,  Peter R. Young

 The Board of Directors recommends you vote FOR the following proposals;

(2) To approve the adoption of CEL-SCI's 2014 Incentive Stock Bonus Plan which will allow awards of CEL-SCI common stock to employees for meeting major CEL-SCI milestones spelled out in advance (performance based).

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

(3) to approve on an advisory basis, compensation of CEL-SCI's executive officers;

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

The Board of Directors  recommends  you vote 3 YEARS on the following  proposal:

(4) to approve on an advisory basis, the frequency of advisory votes on the compensation of CEL-SCI's executive officers and

            [ ] 1 Year     [ ] 2 Years    [ ] 3 Years   [ ]  ABSTAIN

The Board of Directors recommends you vote FOR the following proposal;

(5) To ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2014

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN

    To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES TO THE BOARD OF DIRECTORS AND ITEMS 2 THROUGH 5.

 Directions to the Annual Meeting can be found at www.cel-sci.com/annual_meeting.html.

                                       Dated this ____ day of __________, 2014.



                                       ----------------------------------------
                                                  (Signature)


                                       ----------------------------------------
                                                  (Signature)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

           Send the proxy statement by regular mail, email, or fax to:

                               CEL-SCI Corporation
                              Attn: Gavin de Windt
                             8229 Boone Blvd., #802
                                Vienna, VA 22182
                               Phone: 703-506-9460
                                Fax: 703-506-9471
                           Email: gdewindt@cel-sci.com

CEL SCI CORPORATION


           IMPORTANT    ANNUAL    STOCKHOLDERS'
           MEETING   INFORMATION  --  YOUR  VOTE
           COUNTS!


Stockholder Meeting Notice

     Important Notice Regarding the Availability of Proxy Materials for the


      CEL-SCI Corporation Stockholder Meeting to be Held on July 22, 2014.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report and letter to shareholders are available at:

                           www.envisionreports.com/CVM

          Easy Online Access -- A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares.

          Step 1: Go to  www.envisionreports.com/CVM to view the materials.

          Step 2: Click on Cast Your Vote or Request Materials.

          Step 3: Follow the instructions on the screen to log in.

          Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

     Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 8, 2014 to facilitate timely delivery.

Stockholder Meeting Notice

CEL-SCI Corporation's Annual Meeting of Stockholders will be held at 4820-C Seton Drive, Baltimore, MD 21215, on July 22, 2014, at 10:30 a.m. local time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following:

     (1) To elect the persons who shall constitute CEL-SCI's Board of Directors for the ensuing year.

The Board of Directors recommends you vote FOR the following proposals:

     (2) To approve the adoption of CEL-SCI's 2014 Incentive Stock Bonus Plan which will allow stock awards of CEL-SCI common stock to employees for meeting major CEL-SCI milestones spelled out in advance (performance based).

     (3) to approve on an advisory basis, compensation of CEL-SCI's executive officers;

The Board of Directors recommends you vote 3 YEARS on the following proposal:

     (4) to approve on an advisory basis, the frequency of advisory votes on the compensation of CEL-SCI's executive officers and

The Board of Directors recommends you vote FOR the following proposal:

     (5) To ratify the appointment of BDO USA, LLP as CEL-SCI's independent registered public accounting firm for the fiscal year ending September 30, 2014

     To transact such other business as may properly come before the meeting.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions   to  attend   the   meeting   can  be  found  on  our   website   at
http://www.cel-sci.com/annual_meeting.html.

-------------------------------------------------------------------------------

     Here's how to order a copy of the proxy materials and select a future delivery preference:

     Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

     Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

     If you request an email copy of current materials you will receive an email with a link to the materials.

     PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.


             _ Internet - Go to www.envisionreports.com/CVM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

             _ Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

             _ Email - Send email to investorvote@computershare.com with "Proxy Materials CEL-SCI Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.